SECURITIES AND EXHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 9, 2002
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             Salomon Smith Barney Diversified 2000 Futures Fund L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         000-32599                                             13-4077759
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     (Commission File Number)           (IRS Employer Identification No.)

                     c/o Smith Barney Futures Management LLC
                           388 Greenwich St. - 7th Fl.
                            New York, New York 10013
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                    (Address of Principal Executive Offices)

                                (212) 723 - 5424
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              (Registrant's Telephone Number, Including Area Code)

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                                    Form 8-K

Item 4:  Change in Registrant's Certifying Accountant

PricewaterhouseCoopers LLP was previously the principal accountant for Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Pool"). On July 9, 2002, that firm was dismissed as principal accountant and KPMG LLP was engaged as principal accountant. The decision to change accountants was approved by the general partner of the Pool.

In connection with the audits of the year ended December 31, 2001, and through July 9, 2002, the there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their reports on the financial statements for such years.

The audit reports of PricewaterhouseCoopers LLP on the financial statements of the Pool as of and for the periods ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

A letter from PricewaterhouseCoopers LLP is attached as Exhibit 16 to this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Smith Barney Diversified 2000 Futures Fund L.P.

/s/ Daniel R. Mcauliffe, Jr.
Daniel R. McAuliffe, Jr.
Director and Chief Financial Officer
Smith Barney Futures Management LLC
General Partner

Date: July 17, 2002